UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, N.Y. 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: December 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

FORM N-Q

DECEMBER 31, 2013

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 90.3%
CONSUMER DISCRETIONARY - 16.6%
Auto Components - 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	430,000	$454,725

Automobiles - 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,140,000	1,302,450
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	530,000	598,900	(a)

Total Automobiles				1,901,350

Diversified Consumer Services - 0.6%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	980,000	1,070,650	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,280,000	1,356,800
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	920,000	961,400	(a)

Total Diversified Consumer Services				3,388,850

Hotels, Restaurants & Leisure - 5.2%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,472,544	1,425,163	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	260,000	284,050
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,715,000	1,886,500
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	440,000	398,200	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000	1,244,400
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	2,500,000	2,414,062
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,400,000	1,596,000
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,710,000	1,795,500	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,320,000	1,339,800	(a)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	445,000	501	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,630,000	1,727,800	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	750,000	799,687	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,598,000	3,939,810	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	355,000	357,219
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,590,000	1,721,175	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,710,000	1,786,950	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	341,000	375,953	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,960,000	2,168,250
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	2,898,000	2,874,454	(a)

Total Hotels, Restaurants & Leisure				28,135,474

Household Durables - 0.9%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	920,000	938,400
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,330,000	1,388,188
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,520,000	1,653,000
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,120,000	1,128,400	(a)

Total Household Durables				5,107,988

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - 6.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	530,000		$580,350
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,000,000		3,270,000
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	870,000		892,838
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	450,000		458,438
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	500,000		541,250
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		20,850
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,085,000		1,245,037
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,020,000		2,151,300
DISH DBS Corp., Senior Notes	5.000%	3/15/23	70,000		65,625
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	400,000		424,000	(a)
Gray Television Inc., Senior Notes	7.500%	10/1/20	930,000		992,775
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		262,813	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000		2,160,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	993,266		1,028,030	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,760,000		3,036,000	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,490,000		1,779,213
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	678,000		795,143
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,320,000		1,458,600	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000		1,535,462	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	770,000		849,888	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	240,000		264,000	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	2,030,000	EUR	2,883,431	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	740,000		795,500	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,500,000	EUR	3,701,491	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,890,000		2,955,025	(a)

Total Media					34,147,059

Multiline Retail - 0.8%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	1,320,000		1,336,500
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	330,000		328,350
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	140,000		147,000	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	2,530,000		2,662,825	(a)(b)

Total Multiline Retail					4,474,675

Specialty Retail - 2.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,220,000		1,229,150
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,180,000		2,248,234	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,250,000		2,084,062
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	730,000		768,325	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	873,000		895,934
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	280,000		288,403	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,090,000		2,137,025	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,160,000		1,249,900	(a)

Total Specialty Retail					10,901,033

Textiles, Apparel & Luxury Goods - 0.3%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	620,000		635,500	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	810,000		814,050	(a)

Total Textiles, Apparel & Luxury Goods					1,449,550

TOTAL CONSUMER DISCRETIONARY					89,960,704

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 3.0%
Beverages - 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	$865,100	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,230,000	1,325,325	(a)

Total Beverages				2,190,425

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,640,000	1,658,450	(a)

Food Products - 2.0%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,930,000	2,094,050	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	1,290,000	1,288,388	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,570,000	1,687,750	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,190,000	3,405,325	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,380,000	1,417,950	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	650,000	661,375	(a)

Total Food Products				10,554,838

Household Products - 0.1%
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	580,000	618,425	(a)

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,250,000	1,178,125

TOTAL CONSUMER STAPLES				16,200,263

ENERGY - 12.7%
Energy Equipment & Services - 2.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	760,000	815,100
CGG, Senior Notes	9.500%	5/15/16	462,000	488,565
CGG, Senior Notes	7.750%	5/15/17	410,000	423,325
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,240,000	1,255,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	840,000	955,500	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,230,000	1,377,600	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	1,160,000	1,235,400	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,650,000	1,757,250
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,030,000	1,102,100	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,478,400
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,280,000	1,321,600	(a)(c)

Total Energy Equipment & Services				12,210,340

Oil, Gas & Consumable Fuels - 10.5%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	200,000	194,000	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,190,000	952,000
Arch Coal Inc., Senior Notes	9.875%	6/15/19	690,000	617,550
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	493,500
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,462,175
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	3,090,000	3,445,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	80,000	89,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	360,000	364,500	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	770,000	847,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	550,000	624,250
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,360,000	1,465,400
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,120,000	1,260,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,550,000	1,685,625
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,629,932	2,610,207	(a)(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	590,000		$620,975
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000		887,197
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	680,000		753,881	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	1,230,765		1,270,765	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,180,000		2,269,598	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,610,000		1,686,475
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	620,000		648,675	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,320,000		1,339,800
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,390,000		1,549,850
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000		157,150	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,300,000		2,495,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	182,000		196,560
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,620,000		2,659,300	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,690,000		1,275,950	(e)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	900,000		936,000	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,150,000		1,181,625	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	910,000		928,200
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000		52,566
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,220,000		1,141,228
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,310,000		1,437,690
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	250,000		275,573
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000		423,500	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,850,000		2,016,500	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	210,000		236,775	(a)
Samson Investment Co., Senior Notes	10.500%	2/15/20	3,360,000		3,679,200	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,970,000		2,024,175	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	170,000		173,400
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	930,000		1,009,050	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	560,000		498,400	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	630,000		661,500	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000		4,234,640
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,410,000		1,699,050	(a)

Total Oil, Gas & Consumable Fuels					56,531,505

TOTAL ENERGY					68,741,845

FINANCIALS - 9.1%
Capital Markets - 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,210,000		1,350,354

Commercial Banks - 3.5%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,930,000		2,561,602	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000		2,135,000
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,660,000		1,892,400	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,680,000		2,758,650	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,790,000		1,728,259	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,210,000		1,276,550	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	950,000		971,033
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,484,538

Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000		429,711
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,480,000	AUD	2,611,892	(a)(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	1,100,000		1,169,709	(a)

Total Commercial Banks					19,019,344

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		$1,697,287
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	830,000	EUR	1,223,186	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,110,000		1,297,313
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,150,000		1,306,687
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	640,000		656,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	570,000		609,900	(a)

Total Consumer Finance					6,790,373

Diversified Financial Services - 2.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	800,000		708,000	(f)(g)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	500,000		486,375	(f)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000		913,275
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		118,250
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,200,000		5,019,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,860,000		2,180,850
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	630,000		605,588	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	1,370,000		1,400,825
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,020,000		1,063,350
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,370,000		1,479,600
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,000,000		1,075,000	(a)(f)

Total Diversified Financial Services					15,050,113

Insurance - 0.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,565,000		1,961,516
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	850,000		896,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	3/31/14	430,000		430,538	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	900,000		972,000	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	650,000		749,125	(a)

Total Insurance					5,009,929

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,130,000		2,225,850	(a)

TOTAL FINANCIALS					49,445,963

HEALTH CARE - 6.3%
Health Care Equipment & Supplies - 0.8%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,710,000		1,757,025
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	830,000		851,787	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,180,000		1,962,000

Total Health Care Equipment & Supplies					4,570,812

Health Care Providers & Services - 5.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	864,000		1,049,760
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	720,000		741,600	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,390,000		2,605,100
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,210,000		4,228,419
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,330,000		1,436,400
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	2,050,000		2,229,375
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	780,000		889,200
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000		317,800	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,060,000		2,286,600	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000		3,430,000
HCA Inc., Senior Secured Notes	7.875%	2/15/20	500,000		538,125
HCA Inc., Senior Secured Notes	7.250%	9/15/20	460,000		502,550
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,580,000		2,747,700

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Providers & Services - continued
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,610,000	$635,950	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,970,000	1,974,925
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,480,000	1,598,400
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,330,000	1,390,681	(a)

Total Health Care Providers & Services				28,602,585

Pharmaceuticals - 0.2%
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	810,000	832,275	(a)

TOTAL HEALTH CARE				34,005,672

INDUSTRIALS - 14.6%
Aerospace & Defense - 2.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	2,100,000	2,079,000	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,010,000	1,128,675
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	2,483,000	2,582,320	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	760,000	817,000
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,850,000	3,088,687
Triumph Group Inc., Senior Notes	8.625%	7/15/18	870,000	943,950

Total Aerospace & Defense				10,639,632

Airlines - 1.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	560,000	560,336	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,440,000	1,537,200	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	645,362	682,471	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,520,000	3,535,400	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	680,035	765,040
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	328,320	371,002
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	460,000	473,800
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	118,876	131,655
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	740,000	773,300
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	315,179	319,371

Total Airlines				9,149,575

Building Products - 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,020,000	1,009,800	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	600,000	651,000	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	550,000	596,750	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	104,500	(a)

Total Building Products				2,362,050

Commercial Services & Supplies - 2.2%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	390,000	394,875	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	860,000	992,225	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,280,000	3,493,200
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	810,000	917,325
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,423,000	1,572,415	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	891,000	984,555	(a)
TMS International Corp., Senior Notes	7.625%	10/15/21	600,000	642,000	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,608,000	2,911,180

Total Commercial Services & Supplies				11,907,775

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction & Engineering - 0.6%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,460,000	$1,576,800	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	183,500	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,430,000	1,472,900	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	260,000	227,500	(a)

Total Construction & Engineering				3,460,700

Electrical Equipment - 0.4%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,083,750	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	930,000	988,125	(a)

Total Electrical Equipment				2,071,875

Industrial Conglomerates - 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,290,000	1,435,125

Machinery - 1.4%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	610,000	638,975	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,820,000	3,010,350	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,510,000	1,513,775	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000	1,442,700
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	890,000	950,075	(a)

Total Machinery				7,555,875

Marine - 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,716,023	1,595,901	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	953,000	955,383
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,420,000	1,455,500	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	280,000	302,750	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	960,000	1,034,400	(c)

Total Marine				5,343,934

Road & Rail - 1.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,290,000	1,373,850	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,056,108	3,163,072	(b)
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	850,000	919,062	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,380,000	1,492,125	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,588,000	2,879,150

Total Road & Rail				9,827,259

Trading Companies & Distributors - 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,340,000	1,435,475	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,620,000	1,773,900

Total Trading Companies & Distributors				3,209,375

Transportation - 1.9%
CMA CGM, Senior Notes	8.500%	4/15/17	3,110,000	3,063,350	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,806,250	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,980,000	2,009,700	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	1,750,000	1,820,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,320,000	1,313,400	(a)

Total Transportation				10,012,700

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,570,000		$1,672,050	(a)

TOTAL INDUSTRIALS					78,647,925

INFORMATION TECHNOLOGY - 2.3%
Computers & Peripherals - 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,750,000		2,836,292

Internet Software & Services - 0.5%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,070,000		1,246,550
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	990,000		1,089,000

Total Internet Software & Services					2,335,550

IT Services - 0.8%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	310,000		309,225	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,130,000		2,510,737
First Data Corp., Senior Secured Notes	6.750%	11/1/20	590,000		616,550	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	760,000		805,600	(a)

Total IT Services					4,242,112

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	683,000		698,368

Software - 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	720,000		757,800	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,240,000		1,289,600	(a)

Total Software					2,047,400

TOTAL INFORMATION TECHNOLOGY					12,159,722

MATERIALS - 10.3%
Chemicals - 0.5%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,048,000	EUR	1,533,644	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	669,085	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	509,779	(a)

Total Chemicals					2,712,508

Construction Materials - 0.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		154,350	(a)

Containers & Packaging - 2.9%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,243,000	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	827,247	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	2,170,000		2,376,150	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,440,000		1,461,600	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	512,295		536,629	(a)(b)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	1,780,000		1,824,500	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,230,000		2,096,200
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,280,000		2,445,300
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	280,000		296,800
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,470,000		2,599,551	(a)

Total Containers & Packaging					15,706,977

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 5.7%
ArcelorMittal, Senior Notes	5.000%	2/25/17	810,000		$872,775
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,990,000		2,119,350
ArcelorMittal, Senior Notes	6.750%	2/25/22	340,000		371,450
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,170,000		1,082,250	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	120,000		121,288
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,540,000		1,627,190
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,850,000		1,887,000
Evraz Group SA, Notes	9.500%	4/24/18	100,000		109,625	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		109,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	288,000		299,340	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	720,000		747,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,210,000		2,489,012	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,570,000		1,318,800	(a)(d)
Mirabela Nickel Ltd., Notes	3.500%	3/28/14	310,000		263,500	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,340,000		368,500	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,450,000		1,446,375
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	440,000		376,200	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,160,000		1,278,900	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,280,000		1,430,400	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,260,000		2,316,500	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,040,000		2,164,950
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	880,000		937,200	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,050,000	EUR	1,551,015	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,980,000		1,658,250	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	610,000		640,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,050,000		1,029,000
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,340,000		1,480,700
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		72,041
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		70,567
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000		100,500	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		208,250	(a)

Total Metals & Mining					30,548,053

Paper & Forest Products - 1.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	3,480,000		3,527,850	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,770,000		1,646,100	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,070,000		1,139,550
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	232,000		178,640
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	288,000		138,240

Total Paper & Forest Products					6,630,380

TOTAL MATERIALS					55,752,268

TELECOMMUNICATION SERVICES - 9.7%
Diversified Telecommunication Services - 6.3%
Axtel SAB de CV, Senior Secured Notes, Step Bond	7.000%	1/31/20	129,000		120,937	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,350,000		2,332,375
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,660,000		1,809,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Diversified Telecommunication Services - continued
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	380,000	$397,100	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,750,000	3,021,562
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	670,000	742,025
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,380,000	3,227,900	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	130,000	138,450
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,350,000	2,643,750
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	630,000	637,875	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	480,000	472,800
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,870,000	1,949,475	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	144,300	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	469,775	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,830,000	1,968,630
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,610,000	1,714,650	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	210,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,431,123	4,685,913	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,330,000	4,373,300
Windstream Corp., Senior Notes	6.375%	8/1/23	2,910,000	2,735,400

Total Diversified Telecommunication Services				33,796,117

Wireless Telecommunication Services - 3.4%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,900,000	2,747,750
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,335,000	5,748,462
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	200,000	218,750
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,770,000	3,344,775	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	2,860,000	3,081,650	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,455,000	1,596,863
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	560,000	597,100
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	460,000	469,200
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	400,000	418,500
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	209,424	(a)

Total Wireless Telecommunication Services				18,432,474

TOTAL TELECOMMUNICATION SERVICES				52,228,591

UTILITIES - 5.7%
Electric Utilities - 2.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,200,000	4,641,000
FirstEnergy Corp., Notes	7.375%	11/15/31	1,540,000	1,677,612
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	612,109	630,472
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,680,000	2,760,400
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,586,891	1,816,990	(e)

Total Electric Utilities				11,526,474

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	77,020
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,330,000	1,429,750

Total Gas Utilities				1,506,770

Independent Power Producers & Energy Traders - 3.3%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,190,000	1,246,525
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	176,000	193,600	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,303,000	1,430,043	(a)

Colbun SA, Senior Notes	6.000%	1/21/20	100,000	107,786	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	380,000	0	(c)(d)(e)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,030,000	1,215,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power Producers & Energy Traders - continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	$811,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,935,000	3,133,113
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,740,000	1,914,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,720,000	1,775,900	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,863,000	4,972,417
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	126,970	136,334
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	858,353	938,824

Total Independent Power Producers & Energy Traders				17,875,142

TOTAL UTILITIES				30,908,386

TOTAL CORPORATE BONDS & NOTES (Cost - $464,057,605)				488,051,339

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $531,005)	2.355%	4/20/35	774,637	666,347	(f)

SENIOR LOANS - 1.8%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,290,000	1,312,575	(i)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,225,000	2,458,625	(i)

Total Hotels, Restaurants & Leisure				3,771,200

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	620,000	581,095	(i)

TOTAL CONSUMER DISCRETIONARY				4,352,295

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	550,000	533,500	(i)

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	120,000	120,825	(i)

Oil, Gas & Consumable Fuels - 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	347,375	356,060	(i)

TOTAL ENERGY				476,885

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	1,170,000	1,164,150	(j)

INDUSTRIALS - 0.4%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,180,000	2,234,500	(i)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	980,000	1,017,566	(i)

TOTAL SENIOR LOANS (Cost - $9,280,390)				9,778,896

SOVEREIGN BONDS - 0.2%
Colombia - 0.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000	120,700

Russia - 0.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	140,000	149,625	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Turkey - 0.1%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	$13,128
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	371,251

Total Turkey				384,379

Venezuela - 0.1%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	11,748
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	386,000	328,872	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	53,000	39,564
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	16,000	10,880

Total Venezuela				391,064

TOTAL SOVEREIGN BONDS (Cost - $1,092,442)				1,045,768

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
U.S. Government Obligations - 0.1%
U.S. Treasury Notes (Cost - $286,709)	1.250%	11/30/18	290,000	283,815

			SHARES
COMMON STOCKS - 2.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			86,730	173,460	*(c)(d)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			3,328	73,682	*

TOTAL CONSUMER DISCRETIONARY				247,142

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			275,927,431	2,352,558	*(c)(d)

FINANCIALS - 0.8%
Diversified Financial Services - 0.6%
Citigroup Inc.			64,503	3,361,251

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.			17,806	880,863	*(d)
Realogy Holdings Corp.			15	742	*

Total Real Estate Management & Development				881,605

TOTAL FINANCIALS				4,242,856

INDUSTRIALS - 0.8%
Building Products - 0.0%
Nortek Inc.			1,112	82,955	*

Marine - 0.8%
DeepOcean Group Holding AS			106,322	3,503,895	*(c)(d)
Horizon Lines Inc., Class A Shares			758,779	637,374	*

Total Marine				4,141,269

TOTAL INDUSTRIALS				4,224,224

TOTAL COMMON STOCKS (Cost - $10,931,428)				11,066,780

CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $265,000)	6.000%		10,600	275,600

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 1.5%
FINANCIALS - 1.5%
Consumer Finance - 1.1%
GMAC Capital Trust I	8.125%		216,388	$5,786,215	(f)

Diversified Financial Services - 0.4%
Citigroup Capital XIII	7.875%		92,250	2,513,812	(f)

TOTAL PREFERRED STOCKS (Cost - $7,794,546)				8,300,027

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,184	278,460	*
Jack Cooper Holdings Corp.		5/6/18	1,018	129,795	*

TOTAL WARRANTS (Cost - $55,656)				408,255

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $494,294,781)				519,876,827

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 1.9%
Repurchase Agreements - 1.9%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity - $10,400,006; (Fully collateralized by U.S. government obligations, 2.000% due 4/30/16; Market value - $10,613,340) (Cost - $10,400,000)	0.010%	1/2/14	10,400,000	10,400,000

TOTAL INVESTMENTS - 98.1% (Cost - $504,694,781#)				530,276,827
Other Assets in Excess of Liabilities - 1.9%				10,136,867

TOTAL NET ASSETS - 100.0%				$540,413,694

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of December 31, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of December 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
EUR	— Euro
OJSC	— Open Joint Stock Company

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$483,752,469	$4,298,870	$488,051,339
Collateralized mortgage obligations	—	666,347	—	666,347
Senior loans	—	9,778,896	—	9,778,896
Sovereign bonds	—	1,045,768	—	1,045,768
U.S. government & agency obligations	—	283,815	—	283,815
Common stocks:
Consumer discretionary	$73,682	—	173,460	247,142
Energy	—	—	2,352,558	2,352,558
Financials	4,242,856	—	—	4,242,856
Industrials	720,329	—	3,503,895	4,224,224
Convertible preferred stocks	275,600	—	—	275,600
Preferred stocks	8,300,027	—	—	8,300,027
Warrants	—	408,255	—	408,255

Total long-term investments	$13,612,494	$495,935,550	$10,328,783	$519,876,827

Short-term investments†	—	10,400,000	—	10,400,000

Total investments	$13,612,494	$506,335,550	$10,328,783	$530,276,827

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$281,688	—	$281,688
Centrally cleared credit default swaps on credit indices - buy protection	—	447,519	—	447,519

Total	—	$729,207	—	$729,207

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	TOTAL
Balance as of September 31, 2013	$3,797,236	$173,460	$2,351,729	$3,262,872	$9,585,297
Accrued premiums/discounts	13,488	—	—	—	13,488
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	17,930	—	829	241,023	259,782
Purchases	687,552	—	—	—	687,552
Sales	(217,336)	—	—	—	(217,336)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of December 31, 2013	$4,298,870	$173,460	$2,352,558	$3,503,895	$10,328,783

Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2013(1)	$17,930	—	$829	$241,023	$259,782

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation

(depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended December 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts are noted in the Schedule of Investments.

As of December 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $281,688. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$34,010,357
Gross unrealized depreciation	(8,428,311)

Net unrealized appreciation	$25,582,046

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	6,033,937	$8,300,730	2/18/14	$(233,568)
Euro	Royal Bank of Scotland PLC	1,706,017	2,346,924	2/18/14	(48,120)

Net unrealized loss on open forward foreign currency contracts					$(281,688)

At December 31, 2013, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS RECEIVED	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$7,010,000	12/20/18	5.000% quarterly	$(597,601)	$(436,981)	$(160,620)
BNP Pribas (Markit CDX.NA.HY.21 Index)	12,650,000	12/20/18	5.000% quarterly	(1,078,410)	(791,511)	(286,899)

Total	$19,660,000			$(1,676,011)	$(1,228,492)	$(447,519)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

	Forward Foreign Currency Contracts	Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$(281,688)	—	$(281,688)
Credit Risk	—	$(447,519)	(447,519)

Total	$(281,688)	$(447,519)	$(729,207)

During the period ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$1,105,918
Forward foreign currency contracts (to sell)	10,536,706

Average Notional Balance
Credit default swap contracts (to buy protection)	$11,480,000

†	At December 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014